UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 27, 2008

DG FASTCHANNEL, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-27644	94-3140772
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

750 West John Carpenter Freeway, Suite 700 Irving, Texas		75039
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (972) 581-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒             Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐              Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐              Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐              Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operation and Financial Condition
Item 8.01	Other Events

On August 27, 2008, DG FastChannel, Inc. (“DG FastChannel”) released a presentation regarding its updated business plan, including 2008 forecasted results for Enliven Marketing Technologies Corporation (“Enliven”), and expected operational cost synergies for all recently completed acquisitions. In May 2008, DG FastChannel announced its intention to acquire all outstanding shares of Enliven in a stock-for-stock transaction. The updated business plan is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Safe Harbor for Forward-Looking Statements

Statements in this report may contain certain forward-looking statements.  All statements included concerning activities, events or developments that the Company expects, believes or anticipates will or may occur in the future are forward-looking statements.  Actual results could differ materially from the results discussed in the forward-looking statements.  Forward-looking statements are based on current expectations and projections about future events and involve known and unknown risks, uncertainties and other factors that may cause actual results and performance to be materially different from any future results or performance expressed or implied by forward-looking statements, including the following:  the risk that the merger will not close because of a failure to satisfy one or more of the closing conditions; the risk that the Company’s or Enliven’s business will have been adversely impacted during the pendency of the merger; the risk that the operations will not be integrated successfully; and the risk that the expected cost savings and other synergies from the transaction may not be fully realized, realized at all or take longer to realize than anticipated.  Additional information on these and other risks, uncertainties and factors is included in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other documents filed with the SEC.

Additional Information

In connection with the proposed merger, DG FastChannel and Enliven have filed a proxy/registration statement and other related documents with the Securities and Exchange Commission (SEC).  The proxy/registration statement was mailed to investors on or about August 21, 2008. Investors and security holders are urged to read the proxy/registration statement as it contains important information about the merger and related matters.  Investors and security holders have access to free copies of the proxy statement and other documents filed with the SEC by DG Fast Channel through the SEC web site at www.sec.gov.  The proxy/registration statement and related materials may also be obtained for free from DG FastChannel by directing a request to: DG FastChannel, Inc. Attn: Investor Relations Department, 750 West John Carpenter Freeway, Suite 700, Irving, TX  75039, telephone 972-581-2000.

DG FastChannel, Enliven and their respective executive officers and directors and certain other members of management and employees may be deemed, under SEC rules, to be participants in the solicitation of proxies from DG FastChannel’s and Enliven’s stockholders with respect to the proposed merger.  More detailed information regarding the identity of potential participants, and their direct or indirect interests, by securities, holdings or otherwise, is set forth in the definitive proxy statement.  You can find information about DG FastChannel’s executive officers and directors in its definitive proxy/registration statement filed with the SEC on May 6, 2008.  You can find information about Enliven’s executive officers and directors in Amendment No. 1 to its annual report on Form 10-K filed with the SEC on April 29, 2008.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

99.1	Investor Presentation dated August 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DG FASTCHANNEL, INC.
(Registrant)

Date: August 27, 2008
	By:	/s/ Omar A. Choucair
Omar A. Choucair
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Investor Presentation dated August 2008